Exhibit 10.1

MASTER SUPPLY & SERVICES CONTRACT

This Master Supply and Services Contract (the “Contract”) is made on 2nd December, 2013 (“Effective Date”) between Pfizer Inc. (“Pfizer”) with an address at 235 E. 42 Street, New York, NY 10017-5755, and Champions Oncology, Inc., with an address at One University Plaza, Suite 307, Hackensack, NJ 07601 (“Company/You/Your”). Pfizer and Company each shall be referred to herein as a “Party” and together as “Parties”.

WHEREAS: Pfizer wishes to acquire Patient Derived Xenograft (PDX) mouse models (“Models”) from Company as described in Schedule A hereto; and

WHEREAS: Pursuant to future purchase orders, Company may additionally provide biological services, including, but not limited, to in vitro and in vivo pharmacology services and testing of biological ‘Samples’ (e.g., blood, urine, tissue, saliva, etc.) to Pfizer.

NOW, THEREFORE, the Parties agree that the provision of Models and Services to Pfizer shall be established undertaken according to the following terms and conditions:

1.	DEFINITIONS

1.1	“Acceptance” shall mean Pfizer’s acceptance of the Products delivered by Company and shall occur (a) on delivery where no acceptance test process has been specified by Pfizer or (b) in accordance with mutually agreed upon guidelines within this Contract or agreed and documented elsewhere.

1.2	“Affiliates” shall mean all companies which directly or indirectly control, are controlled by or are under the common control with the relevant Party.

1.3	“Animals” shall mean live, research Models.

1.4	“Background Intellectual Property” shall mean Intellectual Property in existence as of the Effective Date and Controlled by a Party.

1.5	“Control or Controlled or Controlling” shall mean, with respect to Intellectual Property, a Party (i) owns or (ii) has a license and has the ability to use and/or grant a license or sublicenses (as applicable) to use such without violating the rights of any third party.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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1.6	“Force Majeure” shall mean any act of God, fire, natural disaster, unavailability of essential materials, accident, act of government, or an act that is beyond the reasonable control of either Party and prohibits performance hereunder.

1.7	“Intellectual Property” shall mean any information, ideas, concepts, discoveries, inventions, developments, know how, trade secrets, techniques, methodologies, modifications, innovations, improvements, writings, documentation, data, know-how, material, composition of matter, method, process, product, biological material or other tangible or intangible property, regardless of whether such property is patentable or not, or regardless of whether such property is protectable through trademark or copyright, including without limitation, any foreign or domestic (i) patent right together with any extension, registration, reissue, reexamination or renewal thereof, and any pending application, including any continuation, divisional, or continuation in part thereof for any of the foregoing; (ii) trademark; or (iii) copyright.

1.8	“Products” shall mean Company’s Models identified in Schedule A, as may be updated from time to time by mutual agreement, or identified in any Purchase or Work Order.

1.9	“Purchase Order” or “P.O.” shall mean written purchase orders or work orders from Pfizer to Company for Services or Products. The terms and conditions of this contract will take precedence over any printed Purchase Order terms and conditions.

1.10	“Services” shall mean services provided by or on behalf of Company to Pfizer to perform research services as directed by Pfizer and agreed upon by Company, which may include the use of Company’s own methods and/or processes. No Services are provided by Company hereunder except as set forth in an accepted P.O.

1.11	“Site” shall mean the Pfizer location where the Products will be provided to Pfizer, as referred to in a Purchase Order or in Schedule A.

1.12	“Specifications” means the specifications and other relevant characteristics of a Product as defined in Schedule A or of Services as defined in a Purchase Order or other document agreed upon between Pfizer and Company.

2.	SCOPE

Company will provide Products as set forth in Schedule A. From time to time during the term of this Contract, Pfizer may request and Company shall provide Products or Services pursuant to the terms and conditions of this Contract; provided, however, that Pfizer shall have no obligation to obtain any Products or Services from Company and Company shall have no obligation to provide Products and Services other than that stated within Schedule A and pursuant to authorized Purchase Orders delivered to and accepted by Company.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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Any Affiliate of Pfizer may issue Purchase Orders under this Contract and will be deemed a Party to this Contract with respect to such orders. Pfizer shall be liable for its Affiliates’ obligations under any P.O.

To the extent there is any conflict or inconsistency between this Contract and Schedule A, Schedule A controls.

3.	PERFORMANCE

You must provide Products as stated in Schedule A in accordance with Specifications and perform any Services that may be described in an accepted P.O. in accordance with stated instructions in the work order or Purchase Order. Without limiting any other legal compliance requirement in this Contract, and notwithstanding the foregoing, You must provide any Products and perform any Services under this Contract in compliance with all applicable laws and regulations, and You must maintain all licenses, certifications, permits, and authorizations required to provide the Products or Services in the country in which they are performed. If You lose an existing accreditation that is necessary for the performance of Services under a pending P.O. or the provision of Products under Schedule A or are disqualified by any licensing or regulatory authority during the term of this Contract resulting in Your inability to provide Products or Services, You will promptly notify Pfizer. This would be considered a material breach of the Contract and Pfizer would be free to terminate the applicable P.O. or Schedule A as provided in the Term and Termination Section, which contemplates early termination due to un-curable breach by a Party to this Contract.

4.	OPERATING PROCEDURES & GUIDELINES

From time to time, Pfizer may issue to You procedures or guidelines governing Your conduct of Services for Pfizer. If You accept any Purchase Order after receiving such procedures or guidelines You will be deemed to have accepted them and You must comply with them for such Purchase Order.

5.	SHIPPING

You must package, insure, process through customs and ship any materials or Products to be delivered to Pfizer under this Schedule A. Without prejudice to any other remedy, if Company breaches any of the terms of a Purchase Order, Pfizer shall permit Company to re-perform the Services so that they conform with the applicable Purchase Order. If after a period of thirty (30) days Company has not cured the default, Pfizer may reject the Services in whole or in part at Company’s cost within a reasonable time after delivery notwithstanding prior payment. Pfizer will reimburse You for the cost of repeating the Services if the non-conformity is due to the failure of a Pfizer assay method (but only if is established that You strictly followed the assay method instructions) or the quality of materials supplied by Pfizer. Otherwise You will bear the cost of repeating the Services.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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6.	PAYMENT

All details relating to the fee to be paid by Pfizer for Products and Services under this Contract, including timing, payment of taxes, invoicing procedure, discounts and taxes will be set out in Schedule A or an applicable Purchase Order or another document referencing this Contract and agreed by You and Pfizer. So that Pfizer can confirm that You have accurately invoiced Pfizer, You must maintain records reflecting the accuracy of Your invoices for at least two years after completion of the relevant Services.

7.	PFIZER MATERIALS

(a)	All materials, products and documents (or the property of Pfizer’s third party supplier or collaborator) Pfizer gives You will remain Pfizer's property (“Pfizer Materials”). You may only use them to perform Services under a P.O. and must not destroy them or transfer them to another facility or third party without Pfizer's written consent.

(b)	Pfizer will insure any Pfizer Materials Pfizer gives You. You will not be liable for loss or damage to them unless it is due to Your negligence or willful misconduct.

8.	INTELLECTUAL PROPERTY

(a)	Each Party shall retain all right, title and interest in and to its Background Intellectual Property.

(b)	Pfizer acknowledges and agrees that all intellectual property rights in the Company Models and in any Company technology, intellectual property and know-how used to produce the Company Models, will at all times remain vested in Company. Pfizer may utilize the Company Models without limitation in the course of its research activities, development activities and in its commercialization of pharmaceutical products. All rights to any inventions or discoveries which may utilize the Company Models will belong to Pfizer, unless such inventions or discoveries of necessity incorporate and include the Company Models.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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(c)	Except to permit You to perform the Services under a P.O., You are not granted any right in Pfizer's Intellectual Property (or any Intellectual Property of Pfizer’s third party collaborator or supplier). Except as provided below, Pfizer is not granted any right in Your Intellectual Property.

(d)	Pfizer will own all Intellectual Property you produce in performance of Services under a P.O., including but not limited to biological and other material or product, or any data and reports that you produce for Pfizer under a P.O. Pfizer will also own all materials and information, of any form, developed or received from others by you, as a result of or relating to Services under a P.O., including any methodologies or assays you develop at Pfizer’s request and cost, assay data, samples, reports or other materials arising out of the Services. Additionally, Pfizer will own any discoveries or inventions, whether patentable or not, that arise out of your performance of the Services under a P.O., except those discoveries or inventions that relate exclusively to Your Intellectual Property and do not rely on Pfizer confidential information and/or Intellectual Property. You will promptly notify Pfizer of any such invention or discovery. Pfizer may use such material or product, data, reports or material defined in this Section 8(d) as Pfizer sees fit in its research, development and commercialization of pharmaceutical products.

(e)	Intellectual Property owned by Pfizer pursuant to Section 8(d) shall collectively constitute “Work Product.” For Services consisting of laboratory analyses of samples as may be described in a P.O., Work Product will include both the results of the testing of samples and associated reports (“Assay Data”) and materials generated during testing, including tapes, printouts, data sheets, images, and the like (“Raw Data”). Unless a different retention period is specified in the Purchase Order, You will retain both Assay Data and Raw Data for six (6) months after termination of the applicable P.O. under which they were generated or as required by applicable law or governmental regulation, whichever is longer, unless Pfizer authorizes, in writing, earlier destruction. You agree to notify Pfizer before destroying those records at the end of the retention period and to provide Pfizer an opportunity to remove them at Pfizer’s expense. You agree that Pfizer will own and have unrestricted free right to use Work Product for all purposes without further obligation or payment to you. You hereby assign and will ensure that your directors, officers, employees, agents, or representatives assign all rights in the Work Product, including copyright, to Pfizer. Subject to payment by Pfizer of all expenses you incur in connection therewith, you further agree to execute all further documents and assignments and do all such further things as may be reasonably necessary to protect Pfizer's title to the Work Product or to register Pfizer as the exclusive owner of any applicable registrable rights. You will deliver Work Product to Pfizer at the times and in the form specified in the applicable P.O. Unless otherwise specified by Pfizer, in writing, you will deliver any as-yet undelivered Work Product to Pfizer within 30 days after completion of the Services or termination of the applicable P.O., whichever occurs first. No delivery of information or materials to You by Pfizer or on Pfizer’s behalf or any provision of this Contract will be construed to grant You any rights or license to use any Pfizer Intellectual Property other than as specified in this Intellectual Property section or as necessary for You to comply with your obligations under a P.O. For the avoidance of doubt, other than materials or Work Product commissioned by Pfizer pursuant to a P.O., any of Your materials, methodologies, processes, Standard Operating Procedures, software, personnel information, or Intellectual Property used by You or supplied to Pfizer in connection with these Services will remain Your property (“Your Property”).

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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(f)	You grant Pfizer a non-exclusive license to use Your Property as is required to give Pfizer full benefit of the Work Product resulting from a P.O., including the right to authorize others, such as research collaborators, service providers, and reviewing regulatory agencies, to use Your Property in connection with their use of Work Product.

(g)	If Pfizer gives You Pfizer Materials or processes and requires You to use these in the Services, then Pfizer will indemnify You against any third party claims that Your use of such Pfizer Materials or processes in performance of the Services infringes a third party's intellectual property rights.

9.	CONFIDENTIALITY

(a)	As used in this Contract, the term “Confidential Information” means any information, including, without limitation, any technical, scientific, trade, research, manufacturing, marketing or supplier information, that may be disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”), regardless of whether such information is specifically designated as confidential and regardless of whether such information is in written, oral, electronic, or other form; provided, however, that Confidential Information shall not include any information that: (i) is already known by the Receiving Party at the time of disclosure; (ii) is generally available to the public or becomes publicly known through no wrongful act of the Receiving Party; (iii) is disclosed to the Receiving Party by a third party having the legal right to disclose it; or (iv) is independently developed by the Receiving Party without use of the Confidential Information.

(b)	Notwithstanding any other provision of this Contract, disclosure of Confidential Information shall not be prohibited to the extent required to comply with applicable laws or regulations, or with a valid court or administrative order, provided that the Receiving Party: (i) promptly notifies the Disclosing Party in writing of the existence, terms and circumstances of such required disclosure; (ii) consults with the Disclosing Party on the advisability of taking legally available steps to resist or narrow such disclosure; and (iii) takes all reasonable and lawful actions to so resist or narrow such disclosure and to obtain confidential treatment for any such disclosure.

(c)	The Receiving Party agrees that it shall: (i) protect the Confidential Information with the same degree of care as it normally uses to preserve and safeguard its own proprietary information of like nature, but not less than a reasonable degree of care; (ii) use Confidential Information solely for purposes of performing its obligations under this Contract, and (iii) disclose Confidential Information only on a need to know basis to effect the purposes of this Contract and only to its employees, permitted subcontractors and agents who have undertaken an obligation of confidentiality substantially similar to that contained herein.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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10.	ANIMAL WELFARE COMPLIANCE

Pfizer is very concerned about the proper use of Animals by parties with whom it contracts. Pfizer has established an Animal Care and Use policy which reflects its commitment that Animals used in research are treated humanely by Pfizer and the parties with whom it contracts. Accordingly, in performing Your obligations under this Contract You must:

•	adhere to the principles of Pfizer Corporate Policy 901, by complying with the policy statement set out as Schedule B to this Contract;

•	give to Pfizer any information Pfizer reasonably requests that relates to the Animal welfare aspects of Your operations in connection with performing obligations under this Contract;

•	comply with the applicable laws and guidelines when performing obligations under this Contract and indemnify Pfizer against any liability Pfizer incurs solely and directly as a result of Your failure to so comply;

•	notify Pfizer if, at any time while performing obligations under this Contract, You are not compliant with the laws, guidelines and procedures and the non-compliance poses a significant threat to the welfare of Animals; and

•	promptly take corrective steps if, at any time while performing obligations under this Contract, Your conduct does not comply with the applicable laws, guidelines or procedures.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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11.	HUMAN TISSUE AND INFORMED CONSENT

(a)	Under this Contract, both Parties may provide cells, cell cultures, tissues, genetic information or modified Animals containing such cells, cell cultures, tissues or genetic information which are derived from human tissue (“Human Material”). Each Party retains all right, title and interest in and to its Human Material. Any provision of Company Human Material will be pursuant to a limited license as set forth in Schedule A.

(b)	The providing Party represents that Material provided pursuant to this Contract will conform to the overall description, features, function and specifications set forth in the Schedule A. Furthermore, both Parties represent and warrant:

(i)	As necessary, they have complied with all applicable law in the collection and handling of the Material.

(ii)	To the extent required by law, collection of the Material was approved by an Institutional Review Board (“IRB”) that complies with all applicable governmental regulations for such a body.

(iii)	To the extent required by law, an IRB-approved informed consent form (“ICF”) compliant with all applicable laws, regulations and government guidelines was signed by and obtained from each donor (or the tissue from which the Material were derived) prior to donation in respect of each donation of Material (“Informed Consent”).

(iv)	The providing Party has legal right and title to the Material and has the legal right to provide the Material and is not thereby infringing on the property rights or breaching the contractual rights of any third party.

(v)	To the extent required by law, uses of the Material described in Schedule A are within the scope of and consistent with ethical approval policies, the Informed Consent, and the IRB’s approval.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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12.	EH&S COMPLIANCE

It is very important to Pfizer that its contractors comply in all respects with applicable environmental, health and safety laws and any related guidelines or procedures Pfizer gives You. Accordingly, in performing this Contract You must:

(a)	Give to Pfizer any information Pfizer reasonably requests that relates to the environmental, health and safety aspects of Your operations, but solely to the extent it involves performance of Your obligations under this Contract.

(b)	Comply with the applicable laws and guidelines when performing obligations under this Contract and indemnify Pfizer against any liability Pfizer incurs solely and directly as a result of Your failure to so comply.

(c)	Notify Pfizer if, at any time when performing obligations under this Contract, You are not compliant with the laws, guidelines and procedures and the non-compliance poses a significant threat to the environment or health and safety.

(d)	Promptly take corrective steps if, at any time, Your conduct of Services does not comply with the applicable laws, guidelines or procedures.

(e)	Pfizer will give You all existing or generated environmental and health and safety information for the starting material as described in the Purchase Order.

13.	RELATIONSHIP OF THE PARTIES

(a)	The relationship of the Parties is that of an independent contractor. Neither Party’s employees have any right to receive compensation from the other Party or participate in the other Party’s benefit plans. Each Party is solely responsible for all liabilities, costs and all other aspects of its staff's employment.

(b)	Neither Party has the power to act on the other Party’s behalf or bind the other Party in any way, and each Party shall ensure that its employees do not represent to any third party that he/she has such power.

14.	SUBCONTRACTING

You must not use subcontractors to perform Services under this Contract without Pfizer's written permission. If Pfizer gives permission, You will be responsible for the subcontractor's performance and compliance with this Contract.

15.	INSURANCE

Company will carry and maintain, at its own expense, insurance coverage of the kind and with liability limits appropriate to the circumstances to protect itself and Pfizer against any claims or liabilities that may arise from Company’s provision of Products and performance of Services. On written request by Pfizer, Company will provide Pfizer with documentation of such insurance coverage Company will promptly notify Pfizer if it is unable to obtain appropriate insurance coverage or if its coverage is canceled or unable to be renewed. Failure to maintain adequate insurance coverage does not relieve or reduce Company liability under this Contract.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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a.	Worker's Compensation. As required by law.

b.	Voluntary Compensation. Covering all employees not subject to applicable Worker’s Compensation law at the coverage that would be required for Worker’s Compensation.

c.	Employer's Liability. $1,000,000

d.	Commercial General Liability. $2,000,000 per occurrence

e.	Umbrella Liability. $5,000,000 per occurrence

Professional Errors and Omissions. $5,000,000 per occurrence. Coverage must be maintained for at least five (5) years after the Term of this Contract.

16.	INDEMNIFICATION

(a)	Pfizer will indemnify You and Your officers, directors, shareholders, employees, agents and representatives against any third party claim arising from Pfizer's: (i) breach of this Contract, Schedule A or any P.O.; (ii) use of materials, Products or Services supplied under, and meeting the specifications and other requirements of, this Contract, Schedule A or any P.O.; or (iii) negligence or willful misconduct. You must give Pfizer prompt written notice of such claims, permit Pfizer to control defense of the claim and give Pfizer, at Pfizer's expense, reasonable assistance in defense of the claim. The indemnity will not apply if the claim arises directly from Your, or any indemnified person's, negligence, willful misconduct or breach of this Contract, Schedule A or any P.O.

(b)	You will indemnify Pfizer and Pfizer’s officers, directors, shareholders, employees, agents and representatives against any third party claim: (i) arising from Your breach of this Contract, Schedule A or any P.O.; (ii) alleging that the Products and/or Services as provided under this Contract, Schedule A or any P.O. infringe or violate any patent, copyright, trademark, trade secret or other proprietary right of a third party, provided, that You will not be obligated to indemnify to the extent a claim for infringement arises from Pfizer’s (x) modification of the Product or Service, (y) use of the Product or Service inconsistent with the terms under which they were provided to Pfizer, or (z) combination of the Product or Service with other products or services not provided by You; or (iii) from Your negligence or willful misconduct in performance of Services, provided, that You will not be obligated to indemnify if Your performance of Services was in compliance with Pfizer’s instructions. Pfizer must give You prompt written notice of such claims, permit You to control defense of the claim and give You, at Your expense, reasonable assistance in defense of the claim. The indemnity will not apply if the claim arises directly from Pfizer’s, or any indemnified person's, negligence, willful misconduct or breach of this Contract, Schedule A or any P.O.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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(c)	If the Products and/or Services performed under this Contract, Schedule A or any P.O. are deemed by a court of competent jurisdiction to have infringed a third party’s proprietary right (and such infringement did not arise from Pfizer’s (x) modification of the Product or Service, (y) use of the Product or Service inconsistent with the terms under which they were provided to Pfizer, or (z) combination of the Product or Service with other products or services not provided by Company), then, at Your expense and at Your election:

(i)	You will procure for Pfizer the past right to use and the future right to continue to use the Products and/or Services;

(ii)	You will replace or modify the Products and/or Services to make such non-infringing, provided that substantially the same function is performed by the replacement or modified Products and/or Services; or

(iii)	If the past and future rights to use cannot be procured or the Products and/or Services cannot be replaced or modified then You shall accept the return of the applicable Products and/or Services and reimburse Pfizer for the unamortized fee for the Products and/or Services (original fee or Products amortized over five years, on a straight-line basis).

17.	LIMITATION OF LIABILITY

Neither Party will be liable to the other under this Contract (or Schedule A or any P.O.), whether in tort, contract or otherwise, for any indirect or consequential losses.

18.	TERM AND TERMINATION

(a)	This Contract will continue until terminated, or replaced, or it expires on December 31, 2015. Any Products or Services delivered under a Purchase Order placed prior to the expiry of the term of this Contract will continue to be governed by this Contract until their completion or unless and until any such Purchase Orders are themselves terminated pursuant to this Contract. Pfizer may terminate any Purchase Order for Services or this Contract without cause by giving You 30 days’ written notice. Pfizer’s only obligation will be to pay You for Products delivered or Services completed, and non-cancelable expenses You have incurred at Pfizer's request, prior to termination. You must return to Pfizer the balance of any payments made by Pfizer in excess of this obligation. Non-cancelable expenses are those expenses that You cannot reasonably avoid or deploy for the benefit of other operations. They will not include staff costs but may include raw materials. Pfizer and You will negotiate the amount of any such expenses in good faith. But, the amount plus any other payments made by Pfizer under a Purchase Order may not exceed the total price of the Purchase Order.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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(b)	If either Party breaches this Contract (or Schedule A or any P.O.), the other may terminate it if the breaching Party does not cure the breach within 30 days of written notice. Termination will be without prejudice to any rights which may have accrued to either Party before termination.

(c)	On termination of this Contract for any reason each Party must return to the other Party, at its own expense, all materials, laboratory notebooks, other documents or confidential information belonging to the other Party. If any information or documents are not in a returnable form, a Party must delete or render them unreadable if practical; otherwise the Party must clearly mark them as the other Party’s confidential information, if practical.

(d)	The termination or expiration of this Contract, Schedule A or any Purchase Order under this Contract shall not affect the survival and continuing validity of Sections 8-9, 13, 16-19 and 21 of the Contract.

19.	PUBLICITY

Neither You nor Pfizer may publicize this Contract without the other's permission, except that a Party may disclose to the extent necessary in the reasonable opinion of such Party’s legal counsel, to comply with applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory, or any securities exchange rules. Before disclosing this Agreement or any of the terms hereof pursuant to this Section 19, the Parties will use reasonable efforts to consult with one another on the terms of this Agreement to be redacted in making any such disclosure, with the disclosing Party providing as much advanced notice as is feasible under the circumstances, and giving consideration to the comments of the other Party. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 19, such Party will, at its own expense, use reasonable efforts to seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party. Neither Party may use the other Party’s name in connection with any form of promotion without such Party’s prior written permission.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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20.	ETHICAL BUSINESS CONDUCT

Further, it is very important to Pfizer that You comply with all applicable legal requirements and guidelines prohibiting unfair business practices. Accordingly, You warrant that You are licensed, registered, or otherwise qualified under local law, regulations, policies, and administrative requirements to do business. You further warrant that You have, to the extent required by applicable law, obtained any licenses or completed any registrations required to provide the Services that are the subject of this Contract.

21.	AUDITS

(a)	To verify your compliance with this contract, Pfizer may audit you upon giving you reasonable notice. Any audit will include the right to inspect any facility being used by you for the services and to inspect all relevant records. You must co-operate fully with Pfizer during any audits.

(b)	Pfizer must keep confidential any information that we obtain when we audit you and that you tell us is confidential. Pfizer may only use this information, and disclose it to its employees and advisers, as necessary for Pfizer to exercise its rights under this contract. Pfizer must not disclose this information to a third party. This restriction will end seven years after the relevant audit.

22.	GENERAL

(a)	Assignment. Either Party may assign, in whole or in part, its rights and transfer, in whole or in part, its obligations under this Contract to any of its Affiliates without the other Party’s consent. Otherwise, neither Party may assign any of its rights or transfer any of its obligations under this Contract without the other Party's prior written permission. Any assignment without such permission shall be void.

(b)	Notices. All notices will be in writing and sent by certified mail, return receipt requested, courier, or facsimile. Notices will be deemed given on the date they are received. Notices to Pfizer must be sent to the address noted on the signature page and marked for the attention of President, WRD with a copy to General Counsel, WRD. Notices to You must be sent to the address noted on the signature page and marked for the attention of CEO with a copy to General Counsel.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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(c)	Severability. If any provision of this Contract is invalid or is unenforceable, the Parties intend that the remainder of the Contract will be unaffected.

(d)	Waiver. A Party's compliance with the terms of this Contract may only be waived by written notice from the other Party. Unless stated otherwise a waiver will not be deemed an ongoing waiver. Any delay or failure of a Party to require performance of a term of this Contract will not prevent the Party from enforcing the term later.

(e)	Force Majeure. A Party will not be in breach or liable for any failure of delay of its performance of this Contract caused by a Force Majeure event.

(f)	Binding Effect. This Contract will be binding upon and shall inure to the benefit of Pfizer and You, and Pfizer's and Your respective successors and permitted assigns.

(g)	Governing Law. This Contract is to be construed and determined under the laws of the State of New York.

[The remainder of this page is blank and is followed by the signature page.]

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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AGREED:

Champions Oncology, Inc. By: /s/ Joel Ackerman Name: Joel Ackerman Title: CEO Date: December 6, 2103 Address: Champions Oncology, Inc. One University Plaza Suite 307 Hackensack, NJ 07601	Pfizer Inc. By: /s/ Steven W. Adams Name: Steven W. Adams Title: Executive Director R&D and Business Operations Date: December 6, 2013 Address: Pfizer Inc. 235 East 42nd Street New York, NY 10017

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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Schedule A

Scope of Supply

Provision of Patient Derived Xenograft (PDX) Mouse Models:

General Project Scope:

Pfizer and Champions will enter into a Patient Derived Xenograft (PDX) Services Agreement. Champions will license to Pfizer *** TumorGraft Models under the license terms described herein and in Section 8 of the Contract.

“Company Data” shall mean, data generated and provided by Company with respect to a specific Model or Product, deidentified patient data, standard operating procedures, animal treatment, sentinel testing, and characterization data associated therewith.

You will furnish Products identified in Schedule A to Pfizer for the purpose of Pfizer’s research and development evaluations. As between the Parties, Company shall retain ownership of any Company Data already in existence at the time of transfer of the Models. Notwithstanding the foregoing, Pfizer may perform its own characterization of Products (“Pfizer Data”) and Company shall have the right to use Pfizer Data as it sees fit (subject to the duty of confidentiality with respect to Data originally delivered to Pfizer).

Champions grants Pfizer a limited, non-exclusive, non-transferable, non-sublicenseable, license to use Champions’ standard operating procedures solely for the generation of Models including but not limited to; efficacy analysis and biomarker studies.

Champions will provide technical support, and guarantee to ensure Model growth in Pfizer labs as described herein.

For each Model that Pfizer selects, Champions will provide two vials of Material. Champions will supply 5 fragments, 50-125 mm3 per fragment, (250-625 mm3 per vial at a minimum in each vial).

Champions grants Pfizer a limited, non-exclusive, non-transferable, non-sublicenseable, license under the Licensed Rights to perform the Licensed Activities. If in exercising the license granted in the preceding sentence Pfizer is unable to generate four Animals with the two vials Champions provided, Champions will provide two additional vials for that Model. If the two additional vials fails to yield four Animals, Champions will provide two additional vials for that Model.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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“Licensed Rights” means all intellectual property and proprietary rights in and to Material owned by Champions.

“Licensed Activities” means efficacy analysis and biomarker studies solely for Pfizer’s benefit.

At Pfizer’s sole discretion, Pfizer will provide Champions with raw (non curated, primary molecular characterization data (RNA Seq or whole genome sequencing) when and if it is generated by Pfizer, and Pfizer hereby grants Champions a non-exclusive, transferable, sublicenseable, perpetual license to use, copy, modify, publish, display and distribute such data throughout the world in any media now known or hereafter developed.

Pfizer and Champions will seek opportunities for further Model development and research collaboration.

Key Definitions:

P0 = Original patient sample

P1 = P0 patient sample passaged once in mice

P2 = Tumor tissues collected from the P1 mice passaged one additional time in mice from thaw

P3 = Tumor tissues collected from the P2 mice passaged one additional time in mice

Project Overview TumorGraft Model Licensing:

License Terms:

•	License term is perpetual.
•	Unlimited license to use Champions’ Models for PDX testing in Pfizer facilities
•	Pfizer will be permitted to send tumor tissue to third parties for genomic testing or other in vitro assays, provided such third parties use such tissue solely for Pfizer’s or Pfizer’s collaborators benefit.
•	Champions will guarantee the viability of each Model as described herein. For Models that cannot be established in Pfizer’s facility after reasonable effort and assistance by Champions, Champions will replace the Model with an alternative Model from the Champions TumorBank.

Specific Criteria/Deliverables for established Models:

Deliverables for each TumorGraft PDX Model are:

Tumor material and data:

•	At least 2 vials of frozen tumor fragments from lowest possible passage (ie P3 to P5), ready for implantation.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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•	Higher passage Models (ie P6 and above) will only be accepted if approved in advance by Pfizer.
•	Patient and TumorGraft Model data if available:
•	Patient diagnosis, treatment history and histology pictures of original tumor
•	Patient demographics and medical history if available
•	All existing molecular profiling data from the TumorGraft e.g. mutation and gene expression
•	Historical data of TumorGraft sensitivity to chemotherapy or standard of care regimens where available
•	Provision of Standard of Care data when available
•	Growth curves of passaged Model
•	Meets acceptable Pathogen testing criteria below:
o	RADIL testing will be conducted on a sample that is directly antecedent or is in the same cohort as the sample provided to Pfizer.

RADIL h-IMPACT Profile I

PCR evaluation for: EBV, HAdV, Hantaan, HCMV, Hepatitis A, Hepatitis B, Hepatitis C, HHV 6, HHV 8, HIV1, HIV2, HSV 1, HSV 2, HTLV 1, HTLV 2, Seoul, Sin Nombre, VZV, Mycoplasma sp., LCMV

RADIL Mouse IMPACT I + C. Bovis

PCR evaluation for: Corynebacterium bovis, Ectromelia, EDIM, Hantaan, K virus, LCMV, LDEV, MAD, mCMV, MHV, MNV, MPV, MTV, MVM, Mycoplasma sp., Polyoma, PVM, REO3, Sendai, TMEV, GDVII

•	QC requirements
o	PDX Models must pass RADIL Pathogen testing (above) and free of mouse pathogens detailed on the exclusion list shown in Exhibit A.
•	Has demonstrated viability/take rate after having been frozen down after initial passage in mouse and therefore guaranteed to grow from thaw without the addition of any biologics that might not comply with Pfizer’s biosafety requirements
o	Champions will guarantee to swap or replace Models as soon as reasonably possible if they are not robust Models (ie, fail to grow out from thaw)

Time Frame:

Established Models - *** Models established and ready for immediate transfer after RADIL test and mouse pathogen testing, and no later than thirty (30) days from effective date of Contract

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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Data Reporting:

Pfizer and Champions will mutually decide on proper reporting structure that would accompany transfer of each PDX Model.

Maintenance, Research Support and Technology Transfer:

Included in the license fee (except as stated otherwise herein):

•	Champions will provide Pfizer with the know-how to grow and expand the licensed TumorGraft Models in their laboratories.
•	Transfer of relevant SOPs of tumor initiation and propagation, including techniques specific to any tumor type.
•	Training by Champions personnel on the TumorGrafting process via; on site visit of Pfizer scientists to directly observe key steps in the TumorGraft process, such as processing and implantation of the primary tumor, and propagation of tumors, including cryopreservation, Champions will offer annual updates of SOPs and additional support and training to ensure Pfizer can maximize the utility of these Models.

Other critical business considerations:

1.	Freedom to Operate (FTO):

Pfizer may use and run all transferred Models in-house at Pfizer and with any Pfizer Affiliate.

Pfizer may use and run all transferred Models with CROs provided, that no data about the Models can be shared with such CROs. Pfizer will promptly notify Champions which models where transferred and to which CROs they were transferred. Pfizer shall cause CROs to comply with all license and confidentiality terms and conditions and that any failure of the CRO to comply will be considered a breach by Pfizer.  Breach would give rise to indemnity rights under Section 16(a).

2.	Additional In vivo Services:

Champions may do TumorGraft study work as directed by Pfizer to complement and supplement the in-house PDX efforts of Pfizer. Fees for TumorGraft studies will be based on a standard base fee per study mouse that will be reduced based on volume discounts and Pfizer’s license of Champions Models and potentially increased for specific study designs that add to the cost and complexity of studies and will be agreed in advance between Pfizer and Champions.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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Commercial Terms:

Models to be Licensed:

Pfizer will license up to *** Models in 2013 as detailed below. See below table for Model details by tumor type (Specific Models details to be provided by Pfizer). Pfizer may amend this list through mutual agreement with Champions if required.

Priority	Cancer	Not Treated	Pretreated	Unknown	Total
1	Lung - NSCLC	***	***	***	***
2	Colorectal	***	***		***
3	Breast	***	***	***	***
4	Ovarian	***	***	***	***
5	Pancreatic	***	***		***
6	Head & Neck	***	***	***	***
7	Lung - SCLC	***	***		***
8	Prostate	***	***		***
9	To Be Determined				***
		***	***	***	***

Models from Champions = ***

Pfizer agrees to receive the Models listed above subject to the license terms as stated herein, subject to the delivery and acceptance criteria described above at a fully inclusive, onetime fee of $***/ PDX Model.

The all-inclusive fee for the deliverables (based on *** Models) is $1,875,000. Payment will be adjusted on a pro-rata basis if *** Models are not deemed suitable by Pfizer.

For delivery of *** Model’s, the following payment schedule will apply:

Milestone	Payment Schedule	Payment Amount
50% Upfront Payment	Upon Contract execution	$937,500
Upon Delivery of all *** Models	On Delivery , no later than 13th Dec 2013	$937,500

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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Should Pfizer wish to acquire any Models in excess of the *** Models, the cost per Model of $***/ PDX Model will apply for at least P3-P5 tumors as defined above.

Pfizer’s Standard Purchase Order Payment terms will govern timing of payment following invoicing.

Exhibit A - Minimum Health Standards for Rodents- Exclusion List for Entry to Pfizer Research Facilities

The Exclusion List is a list of pathogenic organisms that are unacceptable to Pfizer research programs because of their potential to interfere with research. Generally, Animals testing positive or potentially positive for these organisms will not be accepted for receipt onto the research site. If organisms on the list are detected in the existing research Animal population, appropriate Comparative Medicine personnel will work to limit the spread of the agent by instituting quarantine or depopulation procedures.

Exceptions to the policy of excluding Animals positive for these organisms from the research site can be considered on a case-by-case basis. Approval for an exception must be made by appropriate Comparative Medicine personnel and would include a specific plan for limiting the spread of the organism and minimizing the risk to the research Animal population.

Required negative test results to enter any Pfizer Research facility
Agent	Mouse	Rat	Hamster	Gerbil	Guinea Pig
VIRUSES
Mouse Hepatitis Virus (MHV)	X
Minute Virus of Mice (MVM, MMV)	X
Ectromelia Virus (ECTRO)	X
Mouse Pneumonitis Virus (K Virus)	X
Polyoma Virus (POLY)	X
Mouse Cytomegalovirus (MCMV)	X
Epizootic Diarrhea of Infant Mice Virus (EDIM)	X

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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Agent	Mouse	Rat	Hamster	Gerbil	Guinea Pig
Mouse Thymic Virus (MTLV)	X
Mouse Parvovirus (MPV)	X
Lactate Dehydrogenase Elevating Virus (LDV)	X
Mouse Norovirus	X
Mouse Polio (Encephalomyelitis) Virus (TMEV, GDVII) or Rat Theiler’s-like Virus (RTV)	X	X
Lymphocytic Choriomeningitis Virus (LCMV)	X	X	X	X	X
Sendai Virus	X	X	X		X
Pneumonia Virus of Mice (PVM)	X	X	X		X
Respiratory Enteric Virus (Reovirus) Type 3 (REO3)	X	X	X		X
Hantaan Virus (HANT)	X	X
Mouse Adenovirus (MAV1/FL, MAV2/K87)	X	X
Kilham Rat Virus (KRV, RV)		X
Toolan’s H-1 Virus (H-1)		X
Rat Coronavirus/Sialodacryoadenitis Virus (RCV/SDAV)		X
Rat Parvovirus (RPV)		X
Guinea Pig Adenovirus (GAV)					X
BACTERIA
Mycoplasma pulmonis (MPUL)	X	X	X	X	X
Bordetella bronchiseptica	X	X	X	X	X
Streptococcus pneumoniae	X	X	X	X	X
Pasteurella spp (e.g., P. multocida, P. pneumotropica)	X	X
Encephalitozoon cuniculi (ECUN)	X	X	X		X
Salmonella spp.	X	X	X		X
Streptobacillus moniliformis	X	X			X

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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Cilia-Associated Respiratory Bacillus (CARB)	X	X
Corynebacterium kutscheri	X	X
All Helicobacters, including hepaticus, bilis, muridarum, rodentium, and other species	X	X	X		X
Citrobacter rodentium/freundii 4280	X
Agent	Mouse	Rat	Hamster	Gerbil	Guinea Pig
Campylobacter jejuni
Campylobacter spp.
Clostridium piliforme	X	X		X	X
Streptococcus zooepidemicus					X
OTHER ORGANISMS
Major GI metazoan endoparasites (e.g., Syphacia, Aspiculuris, Rodentolepis)	X	X	X	X	X
Major ectoparasites (e.g., Myocoptes, Polyplax, Myobia, Radfordia)	X	X	X	X	X
Major enteric protozoa (e.g., Coccidia, Giardia, Spironucleus)	X	X	X	X	X
Pneumocystis carinii (immunodeficient Animals only)	X	X
Corynebacterium bovis (immunodeficient Animals only)	X	X

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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Schedule B - Animal Care and Use Policy

For as long as it remains necessary to use Animals in biomedical research in the discovery, development and evaluation of new medicines, You commit to maintaining high standards in the humane treatment of these Animals. You embrace the principles known as the 3Rs of Animal research first proposed in 1959 by Russell and Burch to describe the use of alternatives in Animal research. These are:

Replacement of Animal experiments with non-Animal experiments such as mathematical models, computer simulations, and in vitro biological systems wherever appropriate; and where Animals must be used -

Reduction of the numbers of Animals used in each study, and of the number of studies involving Animals, to the absolute minimum necessary to obtain valid results and achieve our research objectives; and

Refinement of procedures involving Animals to minimize the potential for pain and distress.

In addition to the 3R’s, and to further assure You maintain high standards for the Animals You use, You adopt the following guidelines:

•         When Animal experimentation is necessary, great care is taken to choose the most appropriate Animal species for the research and to optimize the study design to ensure that the results will be as meaningful as possible.

•         All studies are carefully designed to gain the maximum information from the fewest number of Animals possible.

•         Each proposed use of Animals is reviewed and approved by a panel of objective experts prior to performing any experiments to ensure that the use of the Animals is consistent with sound scientific practices and ethical considerations.

•         Your standards of Animal care and welfare meet or exceed those required by applicable local, national, or international laws and regulations.

•         Regularly monitor Your Animals for signs of ill health or distress and take prompt action wherever appropriate. You make veterinary care available to Your Animals at all times.

•         Your veterinarians and scientists evaluate every proposed Animal procedure with an emphasis on eliminating or minimizing any potential for pain or distress which may be experienced by the Animals.

•         You train all involved in the care, welfare and use of Animals in Your business to ensure (a) that they are competent in the care of the Animals and in the procedures required to complete the proposed work; (b) that they are aware of the ethical issues involved in the use of Animals; and (c) that they demonstrate respect and humane treatment towards the Animals in their care.

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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Schedule C - Information Protection Requirements

The requirements that follow apply to Pfizer Confidential Information, as that term is defined in the Contract. This includes any Personal Data that is provided by Pfizer or collected on Pfizer’s behalf. . Pfizer may review compliance with these requirements during onsite inspections or audits. Nothing herein shall obligate Champions to take or allow any action that reveals Champions’ trade secrets, violate any agreement with a third party, or impose an unreasonable and undue burden on Champions’ resources.

Pfizer Ref #	Topic	Requirement
When providing Services to Pfizer, Company will
1.1	Privacy/Personal Data/Confidentiality	have a storage and transit policy and control measures for Confidential Information (all forms) that will reasonably protect it from damage, loss, or unauthorized disclosure,
2.1	Access Control	implement commercially reasonable policies and procedures regarding the protection from unauthorized and unnecessary access to systems that contain Confidential Information,
3.1	Physical Security	Implement commercially reasonable physical security in place restricting access to its facilities, network, or, computer systems (hardware) that contain Confidential Information,
4.1	Quality Systems	have quality systems** and processes in place to address (a) the integrity of data obtained from or generated on behalf of Pfizer and (b) compliance with applicable regulations,
4.2	Quality Systems	have adequate quality systems* to manage the development, operation, and documentation of computerized systems used for creation and management of Confidential Information,
5.1	Record Protection	have in place commercially reasonable business continuity processes and procedures,
5.2	Record Protection	Use commercially reasonable means to protect against computerized virus outbreaks,
5.3	Record Protection	notify Pfizer promptly if any Confidential Information in its possession becomes at risk of loss or corruption for any reason, and
6.1	Delegation to Third Parties	on request, if permitted by third-party confidentiality restrictions, provide Pfizer access to the relevant sections of contracts relating to delegation of information management responsibilities for Confidential Information to a third party.

* system to direct and control an organization with regards to quality management and control processes and procedures

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this exhibit has been filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

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